UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 11, 2022

10X CAPITAL VENTURE ACQUISITION CORP. III

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41216	98-1594494
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 World Trade Center, 85th Floor

New York, NY 10007

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (212) 257-0069

Not Applicable

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-half of one redeemable warrant	VCXB.U	New York Stock Exchange
Class A ordinary shares, par value $0.0001 par value	VCXB	New York Stock Exchange
Warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	VCXA WS	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

On January 14, 2022, 10X Capital Venture Acquisition Corp. III (the “Company”) consummated its initial public offering (“IPO”) of 30,000,000 units (the “Units”). Each Unit consists of one Class A ordinary share of the Company, par value $0.0001 per share (the “Class A Ordinary Shares”), and one-half of one redeemable warrant of the Company (each whole warrant, a “Warrant”), with each Warrant entitling the holder thereof to purchase one Class A Ordinary Share for $11.50 per share, subject to adjustment. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $300,000,000.

In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Company’s Registration Statement on Form S-1 (File No. 333-253868) for the IPO, initially filed with the U.S. Securities and Exchange Commission (the “Commission”) on March 4, 2021, as amended (the “Registration Statement”):

•

An Underwriting Agreement, dated January 11, 2022, by and between the Company and Cantor Fitzgerald & Co., as representative of the underwriters, a copy of which is attached as Exhibit 1.1 hereto and incorporated herein by reference.

•

A Warrant Agreement, dated January 11, 2022, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent, a copy of which is attached as Exhibit 4.1 hereto and incorporated herein by reference.

•

A Letter Agreement, dated January 11, 2022 (the “Letter Agreement”), by and among the Company, its executive officers, its directors and the Company’s sponsor, 10X Capital SPAC Sponsor III LLC (the “Sponsor”), a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

•

An Investment Management Trust Agreement, dated January 11, 2022, by and between the Company and Continental Stock Transfer & Trust Company, as trustee, a copy of which is attached as Exhibit 10.2 hereto and incorporated herein by reference.

•

A Registration Rights Agreement, dated January 11, 2022, by and among the Company, the Sponsor and the Holders signatory thereto, a copy of which is attached as Exhibit 10.3 hereto and incorporated herein by reference.

•

A Private Placement Units Purchase Agreement, dated January 11, 2022, by and between the Company and the Sponsor (the “Sponsor Private Placement Units Purchase Agreement”), a copy of which is attached as Exhibit 10.4 hereto and incorporated herein by reference.

•

A Private Placement Units Purchase Agreement, dated January 11, 2022, by and between the Company and Cantor Fitzgerald & Co. (the “Cantor Private Placement Units Purchase Agreement” and together with the Sponsor Private Placement Units Purchase Agreement, the “Private Placement Units Purchase Agreements”), a copy of which is attached as Exhibit 10.5 hereto and incorporated herein by reference.

•	An Administrative Services Agreement, dated January 11, 2022, by and among the Company and the Sponsor, a copy of which is attached as Exhibit 10.6 hereto and incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

On January 11, 2022, simultaneously with the consummation of the IPO, the Company consummated the private placement of an aggregate of 1,153,000 units (the “Private Placement Units”) to the Sponsor and Cantor Fitzgerald & Co. at a price of $10.00 per Private Placement Unit, generating total gross proceeds of $11,530,000 (the “Private Placement”). No underwriting discounts or commissions were paid with respect to the Private Placement. The issuance of the Private Placement Units was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended. In the Private Placement, the Sponsor purchased 881,000 Private Placement Units and Cantor Fitzgerald & Co. purchased 272,000 Private Placement Units. The Private Placement Units are identical to the Units, except that except that the Private Placement Units (including the underlying securities) are subject to certain transfer restrictions and the holders thereof are entitled to certain registration rights, and, if held by the original holder or their permitted assigns, the underlying warrants (i) may be exercised on a cashless basis, (ii) are not subject to redemption and (iii) with respect to such warrants held by Cantor

Fitzgerald & Co., will not be exercisable more than five years from the commencement of sales in the IPO.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 11, 2022, in connection with the IPO, Christopher Jurasek, Boris Silver and Woodrow H. Levin were appointed to the board of directors of the Company (the “Board”). Messrs. Jurasek, Silver and Levin are independent directors. Effective January 11, 2022, Messrs. Jurasek, Silver and Levin were appointed to the Board’s Audit Committee, the Board’s Nominating and Corporate Governance Committee and the Board’s Compensation Committee, with Mr. Jurasek serving as chair of the Audit Committee and Mr. Levin serving as chair of both the Nominating and Corporate Governance Committee and the Compensation Committee.

Following the appointment of Messrs. Jurasek, Silver and Levin, the Board is comprised of the following three classes: the term of office of the first class of directors, Class I, consists of Mr. Jurasek and will expire at the Company’s first annual meeting of shareholders; the term of office of the second class of directors, Class II, consists of Messers. Silver and Levin and will expire at the Company’s second annual meeting of shareholders; and the term of office of the third class of directors, Class III, consists of Hans Thomas and David Weisburd and will expire at the Company’s third annual meeting of shareholders.

On January 11, 2022, in connection with their appointments to the Board, each of the members of the Board entered into the Letter Agreement as well as an indemnity agreement with the Company in the forms previously filed as Exhibits10.1 and 10.6, respectively, to the Registration Statement.

Other than the foregoing, none of the directors are party to any arrangement or understanding with any person pursuant to which they were appointed as directors, nor are they party to any transactions required to be disclosed under Item 404(a) of Regulation S-K involving the Company.

The foregoing descriptions of the Letter Agreement and the form of indemnity agreement do not purport to be complete and are qualified in their entireties by reference to the Letter Agreement and form of indemnity agreement, copies of which are attached as Exhibit 10.1 hereto and Exhibit 10.6 to the Registration Statement, respectively, and are incorporated herein by reference.

Item 5.03. Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On January 11, 2022, in connection with the IPO, the Company adopted its Amended and Restated Memorandum and Articles of Association (the “Amended Charter”), effective the same day. The terms of the Amended Charter are set forth in the Registration Statement and are incorporated herein by reference. A copy of the Amended Charter is attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 8.01. Other Events.

A total of $304,500,000, comprised of $294,780,000 of the proceeds from the IPO (which amount includes $14,280,000 of the underwriters’ deferred discount) and $9,720,000 of the proceeds of the sale of the Private Placement Units, was placed in a U.S.-based trust account at J.P. Morgan Chase Bank, N.A. maintained by Continental Stock Transfer & Trust Company, acting as trustee. Except with respect to interest earned on the funds held in the trust account that may be released to the Company to pay its taxes and up to $100,000 of interest to pay dissolution expenses, the funds held in the trust account will not be released from the trust account until the earliest of (i) the completion of the Company’s initial business combination, (ii) the redemption of any of the Class A Ordinary Shares included in the Units sold in the IPO (the “public shares”) properly submitted in connection with a shareholder vote to amend the Company’s Amended Charter (A) to modify the substance or timing of the Company’s obligation to redeem 100% of the public shares if it does not complete its initial business combination within 12 months from the closing of the IPO or (B) with respect to any other material provisions relating to shareholders’ rights or pre-initial business combination activity or (iii) the redemption of the Company’s public shares if it is unable to complete its initial business combination within 12 months from the closing of the IPO, subject to applicable law.

On January 11, 2022, the Company issued a press release announcing the pricing of the IPO, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

On January 14, 2022, the Company issued a press release announcing the closing of the IPO, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated January 11, 2022, by and between the Company and Cantor Fitzgerald & Co., as representative of the underwriters.

3.1	Amended and Restated Memorandum and Articles of Association.

4.1	Warrant Agreement, dated January 11, 2022, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent.

10.1	Letter Agreement, dated January 11, 2022, by and among the Company, its executive officers, its directors and 10X Capital SPAC Sponsor III LLC.

10.2	Investment Management Trust Agreement, dated January 11, 2022, by and between the Company and Continental Stock Transfer & Trust Company, as trustee.

10.3	Registration Rights Agreement, dated January 11, 2022, by and among the Company, 10X Capital SPAC Sponsor III LLC and the Holders signatory thereto.

10.4	Private Placement Units Purchase Agreement, dated January 11, 2022, by and between the Company and 10X Capital SPAC Sponsor III LLC.

10.5	Private Placement Units Purchase Agreement, dated January 11, 2022, by and between the Company and Cantor Fitzgerald & Co.

10.6	Administrative Services Agreement, dated January 11, 2022, by and between the Company and 10X Capital SPAC Sponsor III LLC.

99.1	Press Release, dated January 11, 2022.

99.2	Press Release, dated January 14, 2022.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

10X CAPITAL VENTURE ACQUISITION CORP. III

	By:	/s/ Hans Thomas
Name: Hans Thomas
Title: Chief Executive Officer and Chairman
Dated: January 14, 2022